Exhibit 32.1

Tronox Incorporated
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Thomas W. Adams, the Chief Executive Officer of Tronox Incorporated, in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the registrant’s report on Form 10-Q for the period that ended March 31, 2006 as filed with the Securities and Exchange Commission (the “Report”) that:

•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Thomas W. Adams
__________________________

Thomas W. Adams
Chief Executive Officer
May 15, 2006